                      SMITH BARNEY ALLOCATION SERIES INC.
                             HIGH GROWTH PORTFOLIO
                 ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

         AGREEMENT, made this 6th day of July 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the High Growth Portfolio (the "Portfolio") and Smith Barney Fund Management LLC, a Delaware limited liability company ("SBFM").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SBFM or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SBFM now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and (b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SBFM and to have SBFM perform for it various asset allocation and administration services; and SBFM is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund on behalf of the Portfolio hereby appoints SBFM to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SBFM accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SBFM shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SBFM shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SBFM shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         SBFM will also make recommendations to the Board concerning changes to
         (i) the Underlying Smith Barney Funds in which the Portfolio may invest, (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SBFM shall use its best judgment in the performance of its duties under this Agreement.

(c) SBFM undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SBFM shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SBFM shall render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SBFM will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and
         (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

         3. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

         4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SBFM out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

         5. SBFM shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

         6. SBFM shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         7. This Agreement shall commence July 6, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SBFM, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         8. Nothing in this Agreement shall limit or restrict the right of any of SBFM's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SBFM's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by SBFM hereunder are not to be deemed exclusive, and SBFM shall be free to render similar services to others.

         9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SBFM at 7 World Trade Center, New

York, New York 10048, Attention: Secretary; or (ii) to the Fund at 388 Greenwich Street, New York, New York 10013, Attention: Secretary.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.             Smith Barney Fund Management LLC
on behalf of the High Growth Portfolio



By:___________________________________          By:_____________________________
       Heath B. McLendon                               Heath B. McLendon
       Chairman of the Board                           President


Attest:_______________________________          Attest:_________________________
         Christina T. Sydor                            Christina T. Sydor
          Secretary                                    General Counsel

                       SMITH BARNEY ALLOCATION SERIES INC.
                                GROWTH PORTFOLIO
                  ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

         AGREEMENT, made this 6/th/ day of July 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the Growth Portfolio (the "Portfolio") and Smith Barney Fund Management LLC, a Delaware limited liability company ("SBFM").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SBFM or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SBFM now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and (b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SBFM and to have SBFM perform for it various asset allocation and administration services; and SBFM is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund on behalf of the Portfolio hereby appoints SBFM to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SBFM accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SBFM shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SBFM shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SBFM shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         SBFM will also make recommendations to the Board concerning changes to
         (i) the Underlying Smith Barney Funds in which the Portfolio may invest, (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SBFM shall use its best judgment in the performance of its duties under this Agreement.

(c) SBFM undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SBFM shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SBFM shall render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SBFM will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and
       (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

       3. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

       4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SBFM out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

       5. SBFM shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

       6. SBFM shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

       7. This Agreement shall commence July 6, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SBFM, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

       8. Nothing in this Agreement shall limit or restrict the right of any of SBFM's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SBFM's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by SBFM hereunder are not to be deemed exclusive, and SBFM shall be free to render similar services to others.

       9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SBFM at 7 World Trade Center, New

York, New York 10048, Attention: Secretary; or (ii) to the Fund at 388 Greenwich Street, New York, New York 10013, Attention: Secretary.

       10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.           Smith Barney Fund Management LLC
on behalf of the Growth Portfolio



By:___________________________________        By: ____________________________
         Heath B. McLendon                             Heath B. McLendon
         Chairman of the Board                         President


Attest:_________________________________      Attest:_________________________
         Christina T. Sydor                            Christina T. Sydor
         Secretary                                     General Counsel

                       SMITH BARNEY ALLOCATION SERIES INC.
                               BALANCED PORTFOLIO
                  ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

         AGREEMENT, made this 6th day of July 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the Balanced Portfolio (the "Portfolio") and Smith Barney Fund Management LLC, a Delaware limited liability company ("SBFM").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SBFM or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SBFM now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and (b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SBFM and to have SBFM perform for it various asset allocation and administration services; and SBFM is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund on behalf of the Portfolio hereby appoints SBFM to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SBFM accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SBFM shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SBFM shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SBFM shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         SBFM will also make recommendations to the Board concerning changes to
         (i) the Underlying Smith Barney Funds in which the Portfolio may invest, (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SBFM shall use its best judgment in the performance of its duties under this Agreement.

(c) SBFM undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SBFM shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SBFM shall render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SBFM will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and
       (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

       3. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

       4.For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SBFM out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

       5. SBFM shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

       6. SBFM shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

       7. This Agreement shall commence July 6, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SBFM, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

       8. Nothing in this Agreement shall limit or restrict the right of any of SBFM's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SBFM's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by SBFM hereunder are not to be deemed exclusive, and SBFM shall be free to render similar services to others.

       9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SBFM at 7 World Trade Center, 39/th/

Floor, New York, New York 10048, Attention: Secretary; or (ii) to the Fund at 7 World Trade Center, 39/th/ Floor, New York, New York 10048, Attention:
Secretary.

       10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.            Smith Barney Fund Management LLC
on behalf of the Balanced Portfolio



By:___________________________________         By: _____________________________
         Heath B. McLendon                              Heath B. McLendon
         Chairman of the Board                          President


Attest:_______________________________         Attest:__________________________
         Christina T. Sydor                             Christina T. Sydor
         Secretary                                      General Counsel

                       SMITH BARNEY ALLOCATION SERIES INC.
                             CONSERVATIVE PORTFOLIO
                  ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

         AGREEMENT, made this 6/th/ day of July 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the Conservative Portfolio (the "Portfolio") and Smith Barney Fund Management LLC, a Delaware limited liability company ("SBFM").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SBFM or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SBFM now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and (b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SBFM and to have SBFM perform for it various asset allocation and administration services; and SBFM is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund on behalf of the Portfolio hereby appoints SBFM to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SBFM accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SBFM shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SBFM shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SBFM shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         SBFM will also make recommendations to the Board concerning changes to
         (i) the Underlying Smith Barney Funds in which the Portfolio may invest, (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SBFM shall use its best judgment in the performance of its duties under this Agreement.

(c) SBFM undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SBFM shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SBFM shall render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SBFM will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and
       (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

       3. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

       4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SBFM out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

       5. SBFM shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

       6. SBFM shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

       7. This Agreement shall commence July 6, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SBFM, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

       8. Nothing in this Agreement shall limit or restrict the right of any of SBFM's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SBFM's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by SBFM hereunder are not to be deemed exclusive, and SBFM shall be free to render similar services to others.

       9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SBFM at 7 World Trade Center, New

York, New York 10048, Attention: Secretary; or (ii) to the Fund at 7 World Trade Center, 39/th/ Floor, New York, New York 10048, Attention: Secretary.

       10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.            Smith Barney Fund Management LLC
on behalf of the Conservative Portfolio



By:___________________________________         By:_____________________________
         Heath B. McLendon                              Heath B. McLendon
         Chairman of the Board                          President


Attest:_______________________________         Attest: _________________________
         Christina T. Sydor                             Christina T. Sydor
         Secretary                                      General Counsel

                      SMITH BARNEY ALLOCATION SERIES INC.
                                INCOME PORTFOLIO
                 ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

         AGREEMENT, made this 6th day of July, 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the Income Portfolio (the "Portfolio") and Smith Barney Fund Management LLC, a Delaware limited liability company ("SBFM").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SBFM or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SBFM now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and (b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SBFM and to have SBFM perform for it various asset allocation and administration services; and SBFM is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund on behalf of the Portfolio hereby appoints SBFM to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SBFM accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SBFM shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SBFM shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SBFM shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         SBFM will also make recommendations to the Board concerning changes to
         (i) the Underlying Smith Barney Funds in which the Portfolio may invest, (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SBFM shall use its best judgment in the performance of its duties under this Agreement.

(c) SBFM undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SBFM shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SBFM shall render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SBFM will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and
         (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

         3. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

         4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SBFM out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

         5. SBFM shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

         6. SBFM shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         7. This Agreement shall commence July 6, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SBFM, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         8. Nothing in this Agreement shall limit or restrict the right of any of SBFM's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SBFM's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by SBFM hereunder are not to be deemed exclusive, and SBFM shall be free to render similar services to others.

         9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SBFM at 7 World Trade Center, New

York, New York 10048, Attention: Secretary; or (ii) to the Fund at 388 Greenwich Street, New York, New York 10013, Attention: Secretary.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.             Smith Barney Fund Management LLC
on behalf of the Income Portfolio



By:___________________________________          By:_____________________________
        Heath B. McLendon                              Heath B. McLendon
        Chairman of the Board                          President


Attest:_________________________________        Attest:_________________________
        Christina T. Sydor                             Christina T. Sydor
        Secretary                                      General Counsel

                      SMITH BARNEY ALLOCATION SERIES INC.
                                GLOBAL PORTFOLIO
                 ASSET ALLOCATION AND ADMINISTRATION AGREEMENT

         AGREEMENT, made this 6th day of July, 2001 between Smith Barney Allocation Series Inc., a Maryland corporation (the "Fund"), with respect to the Global Portfolio (the "Portfolio") and Smith Barney Fund Management LLC, a Delaware limited liability company ("SBFM").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Portfolio is a series of the Fund which will operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its assets in (a) open-end management investment companies or series thereof that are or will be part of a group of investment companies that holds itself out to investors as related companies for purposes of investment and investor services
(i) for which Salomon Smith Barney Inc. ("Salomon Smith Barney") or any entity controlling, controlled by, or under common control with Salomon Smith Barney now or in the future acts as principal underwriter or (ii) for which Salomon Smith Barney or SBFM or any entity controlling, controlled by, or under common control with Salomon Smith Barney or SBFM now or in the future acts as investment adviser (collectively, the "Underlying Smith Barney Funds") and (b) repurchase agreements, and the Fund desires to avail itself of the experience, sources of information, advice, assistance and facilities available to SBFM and to have SBFM perform for it various asset allocation and administration services; and SBFM is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund on behalf of the Portfolio hereby appoints SBFM to act as investment adviser to the Portfolio on the terms set forth in this Agreement. SBFM accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), SBFM shall manage the investment of the Portfolio's assets and provide investment research advice and supervision of the Portfolio's investments in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the "Registration Statement"), and subject to the following understandings:

(a) SBFM shall provide supervision of the Portfolio's investments and determine from time to time the investments or securities that will be purchased, retained or sold by the Portfolio. SBFM shall determine the percentage of the Portfolio's assets invested from time to time in (i) each Underlying Smith Barney Fund selected by the Board pursuant to the investment objective and policies of the Portfolio as set forth in the prospectus forming part of the Registration Statement and (ii) repurchase agreements. SBFM shall allocate investments for the Portfolio among the Underlying Smith Barney Funds and repurchase agreements based on factors it considers relevant, including its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds shall be made within investment ranges established by the Board, which will designate minimum and maximum percentages for each of the Underlying Smith Barney Funds.

         SBFM will also make recommendations to the Board concerning changes to
         (i) the Underlying Smith Barney Funds in which the Portfolio may invest, (ii) the percentage range of assets that may be invested by the Portfolio in any one Underlying Smith Barney Fund and (iii) the percentage range of assets of the Portfolio that may be invested in equity funds and fixed income funds (including money market funds).

(b) SBFM shall use its best judgment in the performance of its duties under this Agreement.

(c) SBFM undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

(d) SBFM shall maintain books and records with respect to the Portfolio's investment transactions and such other books and records required to be maintained by SBFM pursuant to the Rules of the Securities and Exchange Commission ("SEC") under the 1940 Act and SBFM shall render to the Board such periodic and special reports as the Board may reasonably request. SBFM agrees that all books and records that it maintains for the Portfolio or the Fund are the property of the Fund and it will surrender promptly to the Fund on behalf of the Portfolio any of such books and records upon the Fund's request.

(e) SBFM will (i) maintain office facilities for the Fund, (ii) furnish the Portfolio with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Fund and the Portfolio, (iii) prepare reports to each Portfolio's shareholders and
         (iv) prepare tax returns, reports to and filings with the SEC and state Blue Sky authorities.

         3. SBFM will bear all of the expenses of its employees and overhead in connection with its duties under this Agreement.

         4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to SBFM out of the assets of the Portfolio a monthly fee in arrears equal to 0.20% per annum of the Portfolio's average daily net assets during the month.

         5. SBFM shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

         6. SBFM shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         7. This Agreement shall commence July 6, 2001 and shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund on behalf of the Portfolio, without the payment of any penalty, upon the vote of a majority of the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by SBFM, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         8. Nothing in this Agreement shall limit or restrict the right of any of SBFM's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict SBFM's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by SBFM hereunder are not to be deemed exclusive, and SBFM shall be free to render similar services to others.

         9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to SBFM at 7 World Trade Center, New

York, New York 10048, Attention: Secretary; or (ii) to the Fund at 7 World Trade Center, 39th Floor, , New York, New York 10048, Attention: Secretary.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SMITH BARNEY ALLOCATION SERIES INC.             Smith Barney Fund Management LLC
on behalf of the Global Portfolio



By:________________________________             By:_____________________________
         Heath B. McLendon                             Heath B. McLendon
         Chairman of the Board                         President


Attest:____________________________             Attest:_________________________
         Christina T. Sydor                            Christina T. Sydor
          Secretary                                    General Counsel